SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 9, 2004

CABLEVISION SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

1-14764	11-3415180
(Commission File Number)	(IRS Employer Identification Number)

CSC HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

1-9046	11-2776686
(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue, Bethpage, New York 11714
(Address of Principal Executive Offices)

Registrants’ telephone number, including area code:
(516) 803-2300

ITEM 2.02                                   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 9, 2004, the Registrants announced their financial results for the quarter ended September 30, 2004.  A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 9.01.                                FINANCIAL STATEMENTS AND EXHIBITS

(c)                     Exhibits.

99.1                           Earnings Press Release dated November 9, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION

	By:	/s/ Wm. Keith Harper
		Name:	Wm. Keith Harper
		Title:	Senior Vice President and
Controller and Principal Accounting Officer

Dated: November 11, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSC HOLDINGS, INC.

	By:	/s/ Wm. Keith Harper
		Name:	Wm. Keith Harper
		Title:	Senior Vice President and
Controller and Principal Accounting Officer

Dated: November 11, 2004